UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 16, 2013 (May 15, 2013)

TCP CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2013, TCP Capital Corp., (“TCPC”) issued a press release announcing it has established a new $50 million revolving credit facility with Deutsch Bank AG, New York Branch, as administrative agent (the “Credit Facility”). The Credit Facility contains an accordion feature pursuant to which the credit line may increase up to an aggregate of $100 million, subject to consent of the administrative agent and other customary conditions. In connection with the Credit Facility, TCPC’s indirect, wholly-owned subsidiary, TCPC Funding I, LLC (“TCPC Funding I”), as borrower, entered into a Loan Financing and Servicing Agreement (the “Loan and Servicing Agreement”) and TCPC’s direct, wholly-owned subsidiary, Special Value Continuation Partners, LP (“SVCP”), as seller, has entered into a Sale and Contribution Agreement with TCPC Funding I. SVCP will transfer certain loans it has originated or acquired or will originate or acquire from time to time to TCPC Funding I pursuant to the Sale and Contribution Agreement and various supporting documentation.

The Credit Facility matures on May 15, 2016 and generally bears interest based on LIBOR plus 2.75%. The Credit Facility is secured by all of the assets held by TCPC Funding I. Under the Credit Facility, SVCP and TCPC Funding I, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. Borrowing under the Credit Facility is subject to the leverage restrictions in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provision of the Credit Facility and is qualified in its entirety by reference to copies of the form of Loan and Servicing Agreement and form of Sale and Contribution Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and by this reference incorporated herein.

On May 16, 2013, TCPC issued a press release announcing its entry into the Credit Facility. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.01	Form of Loan Financing and Servicing Agreement, dated as of May 15, 2013, by and among TCPC Funding I, LLC, as borrower, each lender and agent from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

10.02	Form of Sale and Contribution Agreement, dated as of May 15, 2013, by and between Special Value Continuation Partners, LP and TCPC Funding I, LLC.

99.1	Press Release, dated May 16, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: May 16, 2013

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.01	Form of Loan Financing and Servicing Agreement, dated as of May 15, 2013, by and among TCPC Funding I, LLC, as borrower, each lender and agent from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

10.02	Form of Sale and Contribution Agreement, dated as of May 15, 2013, by and between Special Value Continuation Partners, LP and TCPC Funding I, LLC.

99.1	Press Release, dated May 16, 2013.

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